Other Non-Current Assets, Net (Details) - Schedule of Other Non-Current Assets ¥ in Thousands, $ in Thousands		12 Months Ended
		Jun. 30, 2024 CNY (¥)	Jun. 30, 2023 CNY (¥)	Jun. 30, 2024 USD ($)	Jul. 01, 2023 CNY (¥)
Schedule of Other Non-Current Assets [Abstract]
Equity investments without readily determinable fair value		¥ 11,401
Instrument in debt securities with embedded features		123,227
Amount due from a third party	[1]	29,985
Contingent considerations	[2]	22,267
Receivables from certain shareholders as guarantee deposit due to business combinations		33,373
Others		5,128	22
Sub-total		225,381	22
Balance at the beginning of the year
Cumulative-effect adjustment upon adoption of ASU 2016-13		(18)
Provision		(9)
Balance at the end of the year		(27)
Other non-current assets, net		¥ 225,354	¥ 22	$ 31,010	¥ 4

[1]	The amount represented the fair value of a term-loan (matures in September 2028) to a third party by AIX as of the acquisition date which is comprised of a principal of RMB30,000 and a corresponding interest receivable of RMB1,032 net of allowance of RMB1,047. The loan bears interest rate 4.5% per annum and is guaranteed by the ultimate controlling owner of the borrower, whom is jointly liable.
[2]	Contingent considerations represented the fair value as of June 30, 2024 of the partial contingent considerations transferred by AIX to certain selling shareholders of Zhongrong Smart Finance Information Technology Co., Ltd. (“Zhongrong”) and Jilin Zhongji Shi’An Insurance Agency Co., Ltd. (“Zhongji”) in business combinations completed in 2023. Pursuant to the share purchase agreement, the selling shareholders shall return certain numbers of ordinary shares back to the Group and/or the Group may incur future payments if necessary conditions have not been satisfied respectively by the end of a lock-up period of three years. The contingent considerations were subsequently measured with changes in fair value reflected in the consolidated statements of operations and comprehensive loss.